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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 2005

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

        Texas                        0-19797                   74-1989366
      (State of                 (Commission File            (IRS employment
    incorporation)                   Number)               identification no.)

                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                  512-477-4455

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ITEM 8.01  OTHER EVENTS

On September 14, 2005 the Company's Board of Directors declared a dividend of $0.25 per share, payable October 24, 2005 to shareholders of record at the close of business on October 14, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WHOLE FOODS MARKET, INC.

Date: September 14, 2005                         By: /s/ Glenda Flanagan
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                                                     Glenda Flanagan,
                                                     Executive Vice President
                                                     and Chief Financial Officer

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